Exhibit 99.1



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                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Flanders Corporation (the "Company"), on Form 10-Q/A for the quarter ended June 30, 2002, Robert R. Amerson hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1. The quarterly report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19th, 2002.


                               /s/ Robert R. Amerson
                               __________________________________________
                               Robert R. Amerson
                               President and Chief Executive Officer